UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 17, 2017

TEREX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Terex Corporation (“Terex”) issued a press release on January 17, 2017, announcing that it commenced a private offering (the “Private Offering”) of $550 million aggregate principal amount of senior notes due 2025 (the “Notes”). The Notes and the related guarantees will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Portions of the summary section and other information, including a recent developments section relating to a preliminary update on net sales and operating profit performance for the year ended December 31, 2016, from a preliminary offering memorandum prepared by Terex in connection with the Private Offering are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The information contained in Exhibit 99.2 should be considered in the context of Terex’s filings with the Securities and Exchange Commission and other public announcements that Terex may make by press release or otherwise from time to time. Such information speaks as of the date of this Current Report on Form 8-K. Terex specifically disclaims any obligation to update the attached materials in the future, except as may be required by law.

The information in Item 7.01 on this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

The information furnished in this Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes in the Private Offering.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Terex Corporation issued on January 17, 2017.

99.2	Portions of the preliminary offering memorandum, dated January 17, 2017, prepared in connection with the Private Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 17, 2017

TEREX CORPORATION

By:	/s/ Kevin P. Bradley
Kevin P. Bradley Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Terex Corporation issued on January 17, 2017.
99.2	Portions of the preliminary offering memorandum, dated January 17, 2017, prepared in connection with the Private Offering.

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